Exhibit 4.2

FIRST SUPPLEMENTAL INDENTURE

EVERGY MISSOURI WEST, INC.

UMB BANK, N.A.

DATED AS OF MARCH 1, 2022

CREATING THE FOLLOWING SERIES:

3.49% FIRST MORTGAGE BONDS, COLLATERAL SERIES DUE 2025

4.06% FIRST MORTGAGE BONDS, COLLATERAL SERIES DUE 2033

4.74% FIRST MORTGAGE BONDS, COLLATERAL SERIES DUE 2043

2.86% FIRST MORTGAGE BONDS, COLLATERAL SERIES DUE 2031

3.01% FIRST MORTGAGE BONDS, COLLATERAL SERIES DUE 2033

3.21% FIRST MORTGAGE BONDS, COLLATERAL SERIES DUE 2036

SUPPLEMENT TO FIRST MORTGAGE INDENTURE AND

DEED OF TRUST DATED AS OF MARCH 1, 2022

FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of March 1, 2022, between EVERGY MISSOURI WEST, INC., a Delaware corporation (the “Company”), and UMB BANK, N.A., a national banking association, as Trustee (“Trustee”) under the Indenture hereinafter mentioned.

WHEREAS, all capitalized terms used in this Supplemental Indenture have the respective meanings set forth in the Indenture;

WHEREAS, the Company has heretofore executed and delivered to the Trustee a First Mortgage Indenture and Deed of Trust, dated as of March 1, 2022, with the Office of the Missouri Secretary of State on March 4, 2022, as File Numbers 20220304001939513 and 20220304001939220 and with the Office of the Delaware Secretary of State on March 4, 2022, as File Number 2022 1874858 (the “Original Indenture”), incorporated as if more fully set forth herein, and, as supplemented by this Supplemental Indenture (collectively, the “Indenture”), to secure first mortgage bonds issued by the Company pursuant to the Indenture, unlimited in aggregate principal amount except as therein otherwise provided (the “Mortgage Bonds”);

WHEREAS, the Company has heretofore executed a Note Purchase Agreement, dated August 16, 2013 (the “2013 NPA”), with several purchasers named therein pursuant to which the following series of unsecured notes were issued:

(i)	3.49% Senior Notes, Series A, due August 15, 2025 (the “2025 Notes”);

(ii)	4.06% Senior Notes, Series B, due August 15, 2033 (the “2033 A Notes”); and

(iii)	4.74% Senior Notes, Series C, due August 15, 2043 (the “2043 Notes”).

WHEREAS, the Company has heretofore executed a Note Purchase Agreement, dated April 20, 2021 (the “2021 NPA” and, together with the 2013 NPA, the “NPAs”), with several purchasers named therein pursuant to which the following series of unsecured notes were issued:

(i)	2.86% Series A Senior Notes due April 20, 2031 (the “2031 Notes”);

(ii)	3.01% Series B Senior Notes due April 20, 2033 (the “2033 B Notes”); and

(iii)	3.21% Series C Senior Notes due April 20, 2036 (the “2036 Notes” and, together with the 2025 Notes, the 2033 A Notes, the 2043 Notes, the 2031 Notes and the 2033 B Notes, the “Unsecured Notes”).

WHEREAS, pursuant to the NPAs, the Company may not create the Lien of the Original Indenture unless and until the Unsecured Notes are concurrently secured equally and ratably with any indebtedness issued under the Indenture, which the Company desires in and by this Supplemental Indenture to satisfy by (i) creating six series of Mortgage Bonds (collectively, the “Collateralizing Mortgage Bonds”) to be issued under the Indenture concurrently with the creation of the Lien thereunder, with each such series of the Collateralizing Mortgage Bonds to correspond to each series of the Unsecured Notes, (ii) designating each such series of the Collateralizing Mortgage Bonds and setting forth the maturity date or dates, interest rate or rates and establishing the form and other terms of the Collateralizing Mortgage Bonds, which shall be identical to each corresponding series of the Unsecured Notes, and (iii) delivering each such series of the Collateralizing Mortgage Bonds to the applicable registered holders of the Unsecured Notes to provide each corresponding series of the Unsecured Notes with the benefit and security of the Lien of the Indenture equally and ratably with each other series of Mortgage Bonds to be issued thereunder;

WHEREAS, Section 15.01(c) of the Original Indenture provides that the Company and the Trustee may enter into an indenture supplemental to the Indenture to establish the form and other terms of Mortgage Bonds consistent with the provisions of the Indenture; and

WHEREAS, all acts and things necessary to make this Supplemental Indenture, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done and performed; and the execution and delivery of this Supplemental Indenture have been in all respects duly authorized;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: that the Company, in consideration of the premises and in further consideration of the sum of One Dollar in lawful money of the United States of America paid to the Company by the Trustee at or before the execution and delivery of this Supplemental Indenture, the receipt whereof is hereby acknowledged, and of other good and valuable consideration, it is agreed by and between the Company and the Trustee as follows:

ARTICLE I.

DESCRIPTION OF CERTAIN PROPERTY SUBJECT TO THE LIEN OF THE INDENTURE

SECTION 1.    The Company, in order to secure the payment both of the principal of and interest and premium, if any, of the Mortgage Bonds from time to time issued under the Original Indenture, according to their tenor and effect, and the performance of all the provisions of the Original Indenture and of said Mortgage Bonds, has granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and does by these presents grant, bargain, sell, warrant, release, convey, assign and transfer, mortgage, pledge, set over and confirm unto the Trustee, and to its successor or successors in said trust and its and their assigns forever, in trust, with power of sale, all of its right, title and interest in and to the property more particularly described in the Indenture, including without limitation, the property described and incorporated into this Supplemental Indenture pursuant to this Article I, except as limited pursuant to this Article I, with all rights with respect thereto as the Trustee has been granted in connection with all Mortgaged Property under the Indenture, and together with all after-acquired property in accordance with the terms of the Indenture; TO HAVE AND TO HOLD all such properties, real, personal, and mixed, granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors and assigns forever, subject however, as to all property embraced herein to all of the restrictions, exceptions and reservations of easements, rights of way or otherwise, contained in any and all deeds and/or other conveyances under or through which the Company acquired or shall acquire and/or claims or shall claim title thereto, and to the restrictions, exceptions, reservations and provisions in the Indenture specifically set forth; and subject further with respect to the premises, property, franchises and rights owned by the Company at the date of execution hereof, to Excepted Property or Permissible Encumbrances, each as defined in Section 1.03 of the Original Indenture, and subject, with respect to property acquired after the date of execution of the Original Indenture or hereafter acquired, to all excepted encumbrances, all other defects and limitations of title and to all other encumbrances existing at the time of such acquisition, including any purchase money mortgage or lien upon such property created by the Company at the time of the acquisition of such property; IN TRUST NEVERTHELESS, upon the terms and trusts in the Original Indenture and this Supplemental Indenture set forth, for the benefit and security of those who shall hold the Mortgage Bonds issued and to be issued under the Indenture, or any of them, in accordance with the terms of the Indenture without preference, priority or distinction as to lien of any of said Mortgage Bonds over any other thereof by reason of priority in the time of the issue or negotiation thereof or for any other reason whatsoever, subject, however, to the provisions in reference to extended, transferred or pledged coupons and claims for interest in the Original Indenture set forth; it being intended that the lien and security of the Indenture as security for all of said Mortgage Bonds of all series issued or to be issued under the Indenture shall take effect from the execution and delivery of the Original Indenture, and that the lien and security of the Indenture shall take effect from the date of execution and delivery of the Original Indenture as though all of the said Mortgage Bonds of all series were actually authenticated and delivered and issued upon such date.

SECTION 2.    For purposes of identifying, clarifying, restating and supplementing the property to which the Lien of this Indenture is applicable, the Company hereby confirms unto the Trustee, that the interest of the Company in the following property is subject to the Lien of the Indenture according to its terms:

a)    Confirmed Property. All of the Company’s interest in the several parcels of property set forth in Exhibit A of the Original Indenture at Pages A-1 to A-201; and

together with all of the property, rights and interest of the Company in property, whether real, personal or mixed (except as expressly excepted under the Indenture), owned on the date of the execution and delivery of this Supplemental Indenture, acquired by the Company since the date of the execution and delivery of the Original Indenture, or hereafter acquired by the Company and wheresoever situated (without in any way limiting or impairing by the enumeration of the same the scope and intent of the foregoing or any general description contained in this Supplemental Indenture), including, but not limited to, all real estate, lands, leases, leaseholds (except the last day of any lease or leasehold), easements, licenses, permits, franchises, privileges, rights of way and other rights in or relating to real estate or the occupancy of lands, all rights of way and roads, all plants, containers, buildings and other structures and all offices, buildings and the contents thereof; all fixtures, machinery, engines, boilers, machines, purifiers, scrubbers, retorts, tanks, pumps, regulators, meters, electric and mechanical or gas appliances, conduits or other pipes, service pipes, fittings, valves and connections, tools, implements, apparatus, supplies, furniture and chattels; all federal, state, municipal and other franchises, privileges and permits; all lines for the generation, transmission, distribution, interconnection, or storage of energy from any source, for any purpose; all electric and communication transmission lines, wood and steel poles and towers, lines of poles, anchors, guys, crossarms, insulators, conductors, cables, and other equipment appurtenant thereto for the transmission of energy, and any apparatus for use in connection therewith; and (except as expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinabove described or referred to or otherwise subject to the Lien of this Indenture; which shall be and are fully granted and conveyed by the Indenture and are fully embraced within this Lien of the Indenture as if such property, rights and interests were specifically described herein, subject to and in accordance with the terms thereof; except for Excepted Property and except such property hereinafter expressly excepted or any parcel or part of such property heretofore released from the Lien of the Indenture or to which the Company and the Trustee have heretofore disclaimed any right, title or interest, unless otherwise subsequently pledged as Mortgaged Property in accordance with the Indenture.

ARTICLE II.

3.49% FIRST MORTGAGE BONDS, COLLATERAL SERIES DUE 2025

SECTION 1.    (a) There is hereby created a first series of Mortgage Bonds issued under and secured by the Indenture, to be designated as “3.49% First Mortgage Bonds, Collateral Series Due 2025” of the Company (the “Bonds of the First Series”). The Bonds of the First Series shall be fully registered in the name of and delivered to registered holders of the 2025 Notes as security for any and all obligations of the Company under the 2025 Notes, including, but not limited to, (i) the full and prompt payment of the principal of and premium (which shall be inclusive of (for purposes of this Article II, and as defined in, the 2013 NPA) any Make-Whole Amount), if any, on the 2025 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the 2013 NPA or the 2025 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon prepayment, and (ii) the full and prompt payment of any interest on the 2025 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the 2013 NPA or the 2025 Notes.

(b)    The Bonds of the First Series shall be initially issued in the principal amount of $125,000,000 but the principal amount of the Bonds of the First Series actually outstanding as of any particular time shall be equal to the principal amount of the 2025 Notes that at such particular time are outstanding under the 2013 NPA.

(c)    The Bonds of the First Series shall be dated March 4, 2022. The Bonds of the First Series shall mature on the same date or dates as the 2025 Notes, subject to prior prepayment.

(d)    Interest will accrue on the unpaid portion of the principal of the Bonds of the First Series from its issue date until the entire principal amount of the Bonds of the First Series is paid. The Bonds of the First Series shall bear interest at the rate or rates per annum borne by the 2025 Notes and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 2025 Notes.

(e)    The payment or payments of the principal of and premium, if any, on the Bonds of the First Series shall be equal to the principal of and premium, if any, on the 2025 Notes which is due and payable under the 2013 NPA and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 2025 Notes.

(f)    The Bonds of the First Series shall be subject to (i) prepayment at the same times and in the same amounts as the 2025 Notes and (ii) mandatory redemption upon an acceleration of the maturity of all Notes (as defined in the 2013 NPA) then outstanding following an Event of Default (as defined in the 2013 NPA) (such redemption to be rescinded upon any rescission of such acceleration).

(g)    The principal amount of and interest on the Bonds of the First Series shall be payable in lawful money of the United States of America.

SECTION 2.    At such time or times that all or a portion of the principal amount of the 2025 Notes shall be prepaid or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 2025 Notes so prepaid or paid, and the principal amount of the Bonds of the First Series shall be deemed reduced by such specified principal amount of 2025 Notes so prepaid or paid for all purposes of the Indenture.

SECTION 3.    The Bonds of the First Series is not transferable except as may be required to effect a transfer to any successor registered holder of the 2025 Notes pursuant to the 2013 NPA.

SECTION 4.    (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bonds of the First Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 2025 Notes then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b)    The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bonds of the First Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from any registered holder or holders of the 2025 Notes stating that the payments of the principal of and premium, if any, or interest on the 2025 Notes specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

(c)    In the event the Company elects to or is required to prepay the 2025 Notes, in whole or in part, in accordance with the provisions of the 2013 NPA, the Company’s obligations with respect to a principal amount of the Bonds of the First Series equal to the principal amount of such 2025 Notes being prepaid will, upon prepayment of such 2025 Notes, together with any Make-Whole Amount due in connection with such payment or prepayment, be satisfied and discharged, and the registered holder thereof shall, upon request of the Company, deliver the Bonds of the First Series to the Company for further delivery to the Trustee for cancellation, and the Company shall, in the event of a partial payment or prepayment, issue to the holder of the Bonds of the First Series equal to the principal amount of the 2025 Notes that remain outstanding and registered in the name of such holder following the payment or prepayment.

SECTION 5.    The form of the Bonds of the First Series is set forth in Exhibit A hereto and is hereby incorporated herein and made a part hereof.

ARTICLE III.

4.06% FIRST MORTGAGE BONDS, COLLATERAL SERIES DUE 2033

SECTION 1.    (a) There is hereby created a second series of Mortgage Bonds issued under and secured by the Indenture, to be designated as “4.06% First Mortgage Bonds, Collateral Series Due 2033” of the Company (the “Bonds of the Second Series”). The Bonds of the Second Series shall be fully registered in the name of and delivered to registered holders of the 2033 A Notes as security for any and all obligations of the Company under the 2033 A Notes, including, but not limited to, (i) the full and prompt payment of the principal of and premium (which shall be inclusive of (for purposes of this Article III, and as defined in, the 2013 NPA) any Make-Whole Amount), if any, on the 2033 A Notes when and as the same shall become due and payable in accordance with the terms and provisions of the 2013 NPA or the 2033 A Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon prepayment, and (ii) the full and prompt payment of any interest on the 2033 A Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the 2013 NPA or the 2033 A Notes.

(b)    The Bonds of the Second Series shall be initially issued in the principal amount of $75,000,000 but the principal amount of the Bonds of the Second Series actually outstanding as of any particular time shall be equal to the principal amount of the 2033 A Notes that at such particular time are outstanding under the 2013 NPA.

(c)    The Bonds of the Second Series shall be dated March 4, 2022. The Bonds of the Second Series shall mature on the same date or dates as the 2033 A Notes, subject to prior prepayment.

(d)    Interest will accrue on the unpaid portion of the principal of the Bonds of the Second Series from its issue date until the entire principal amount of the Bonds of the Second Series is paid. The Bonds of the Second Series shall bear interest at the rate or rates per annum borne by the 2033 A Notes and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 2033 A Notes.

(e)    The payment or payments of the principal of and premium, if any, on the Bonds of the Second Series shall be equal to the principal of and premium, if any, on the 2033 A Notes which is due and payable under the 2013 NPA and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 2033 A Notes.

(f)    The Bonds of the Second Series shall be subject to (i) prepayment at the same times and in the same amounts as the 2033 A Notes and (ii) mandatory redemption upon an acceleration of the maturity of all Notes (as defined in the 2013 NPA) then outstanding following an Event of Default (as defined in the 2013 NPA) (such redemption to be rescinded upon any rescission of such acceleration).

(g)    The principal amount of and interest on the Bonds of the Second Series shall be payable in lawful money of the United States of America.

SECTION 2.    At such time or times that all or a portion of the principal amount of the 2033 A Notes shall be prepaid or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 2033 A Notes so prepaid or paid, and the principal amount of the Bonds of the Second Series shall be deemed reduced by such specified principal amount of 2033 A Notes so prepaid or paid for all purposes of the Indenture.

SECTION 3.    The Bonds of the Second Series is not transferable except as may be required to effect a transfer to any successor registered holder of the 2033 A Notes pursuant to the 2013 NPA.

SECTION 4.    (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bonds of the Second Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 2033 A Notes then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b)    The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bonds of the Second Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from any registered holder or holders of the 2033 A Notes stating that the payments of the principal of and premium, if any, or interest on the 2033 A Notes specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

(c)    In the event the Company elects to or is required to prepay the 2033 A Notes, in whole or in part, in accordance with the provisions of the 2013 NPA, the Company’s obligations with respect to a principal amount of the Bonds of the Second Series equal to the principal amount of such 2033 A Notes being prepaid will, upon prepayment of such 2033 A Notes, together with any Make-Whole Amount due in connection with such payment or prepayment, be satisfied and discharged, and the registered holder thereof shall, upon request of the Company, deliver the Bonds of the Second to the Company for further delivery to the Trustee for cancellation, and the Company shall, in the event of a partial payment or prepayment, issue to the holder of the Bonds of the Second Series equal to the principal amount of the 2033 A Notes that remain outstanding and registered in the name of such holder following the payment or prepayment.

SECTION 5.    The form of the Bonds of the Second Series is set forth in Exhibit B hereto and is hereby incorporated herein and made a part hereof.

ARTICLE IV.

4.74% FIRST MORTGAGE BONDS, COLLATERAL SERIES DUE 2043

SECTION 1.    (a) There is hereby created a third series of Mortgage Bonds issued under and secured by the Indenture, to be designated as “4.74% First Mortgage Bonds, Collateral Series Due 2043” of the Company (the “Bonds of the Third Series”). The Bonds of the Third Series shall be fully registered in the name of and delivered to registered holders of the 2043 Notes as security for any and all obligations of the Company under the 2043 Notes, including, but not limited to, (i) the full and prompt payment of the principal of and premium (which shall be inclusive of (for purposes of this Article IV, and as defined in, the 2013 NPA) any Make-Whole Amount), if any, on the 2043 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the 2013 NPA or the 2043 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon prepayment, and (ii) the full and prompt payment of any interest on the 2043 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the 2013 NPA or the 2043 Notes.

(b)    The Bonds of the Third Series shall be initially issued in the principal amount of $150,000,000 but the principal amount of the Bonds of the Third Series actually outstanding as of any particular time shall be equal to the principal amount of the 2043 Notes that at such particular time are outstanding under the 2013 NPA.

(c)    The Bonds of the Third Series shall be dated March 4, 2022. The Bonds of the Third Series shall mature on the same date or dates as the 2043 Notes, subject to prior prepayment.

(d)    Interest will accrue on the unpaid portion of the principal of the Bonds of the Third Series from its issue date until the entire principal amount of the Bonds of the Third Series is paid. The Bonds of the Third Series shall bear interest at the rate or rates per annum borne by the 2043 Notes and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 2043 Notes.

(e)    The payment or payments of the principal of and premium, if any, on the Bonds of the Third Series shall be equal to the principal of and premium, if any, on the 2043 Notes which is due and payable under the 2013 NPA and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 2043 Notes.

(f)    The Bonds of the Third Series shall be subject to (i) prepayment at the same times and in the same amounts as the 2043 Notes and (ii) mandatory redemption upon an acceleration of the maturity of all Notes (as defined in the 2013 NPA) then outstanding following an Event of Default (as defined in the 2013 NPA) (such redemption to be rescinded upon any rescission of such acceleration).

(g)    The principal amount of and interest on the Bonds of the Third Series shall be payable in lawful money of the United States of America.

SECTION 2.    At such time or times that all or a portion of the principal amount of the 2043 Notes shall be prepaid or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 2043 Notes so prepaid or paid, and the principal amount of the Bonds of the Third Series shall be deemed reduced by such specified principal amount of 2043 Notes so prepaid or paid for all purposes of the Indenture.

SECTION 3.    The Bonds of the Third Series is not transferable except as may be required to effect a transfer to any successor registered holder of the 2043 Notes pursuant to the 2013 NPA.

SECTION 4.    (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bonds of the Third Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 2043 Notes then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b)    The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bonds of the Third Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from any registered holder or holders of the 2043 Notes stating that the payments of the principal of and premium, if any, or interest on the 2043 Notes specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

(c)    In the event the Company elects to or is required to prepay the 2043 Notes, in whole or in part, in accordance with the provisions of the 2013 NPA, the Company’s obligations with respect to a principal amount of the Bonds of the Third Series equal to the principal amount of such 2043 Notes being prepaid will, upon prepayment of such 2043 Notes, together with any Make-Whole Amount due in connection with such payment or prepayment, be satisfied and discharged, and the registered holder thereof shall, upon request of the Company, deliver the Bonds of the Third to the Company for further delivery to the Trustee for cancellation, and the Company shall, in the event of a partial payment or prepayment, issue to the holder of the Bonds of the Third Series equal to the principal amount of the 2043 Notes that remain outstanding and registered in the name of such holder following the payment or prepayment.

SECTION 5.    The form of the Bonds of the Third Series is set forth in Exhibit C hereto and is hereby incorporated herein and made a part hereof.

ARTICLE V.

2.86% FIRST MORTGAGE BONDS, COLLATERAL SERIES DUE 2031

SECTION 1.    (a) There is hereby created a fourth series of Mortgage Bonds issued under and secured by the Indenture, to be designated as “2.86% First Mortgage Bonds, Collateral Series Due 2031” of the Company (the “Bonds of the Fourth Series”). The Bonds of the Fourth Series shall be fully registered in the name of and delivered to registered holders of the 2031 Notes as security for any and all obligations of the Company under the 2031 Notes, including, but not limited to, (i) the full and prompt payment of the principal of and premium (which shall be inclusive (for purposes of this Article V, and as defined in, the 2021 NPA) of any Make-Whole Amount), if any, on the 2031 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the 2021 NPA or the 2031 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon prepayment, and (ii) the full and prompt payment of any interest on the 2031 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the 2021 NPA or the 2031 Notes.

(b)    The Bonds of the Fourth Series shall be initially issued in the principal amount of $350,000,000 but the principal amount of the Bonds of the Fourth Series actually outstanding as of any particular time shall be equal to the principal amount of the 2031 Notes that at such particular time are outstanding under the 2021 NPA.

(c)    The Bonds of the Fourth Series shall be dated March 4 2022. The Bonds of the Fourth Series shall mature on the same date or dates as the 2031 Notes, subject to prior prepayment.

(d)    Interest will accrue on the unpaid portion of the principal of the Bonds of the Fourth Series from its issue date until the entire principal amount of the Bonds of the Fourth Series is paid. The Bonds of the Fourth Series shall bear interest at the rate or rates per annum borne by the 2031 Notes and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 2031 Notes.

(e)    The payment or payments of the principal of and premium, if any, on the Bonds of the Fourth Series shall be equal to the principal of and premium, if any, on the 2031 Notes which is due and payable under the 2021 NPA and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 2031 Notes.

(f)    The Bonds of the Fourth Series shall be subject to (i) prepayment at the same times and in the same amounts as the 2031 Notes and (ii) mandatory redemption upon an acceleration of the maturity of all Notes (as defined in the 2021 NPA) then outstanding following an Event of Default (as defined in the 2021 NPA) (such redemption to be rescinded upon any rescission of such acceleration).

(g)    The principal amount of and interest on the Bonds of the Fourth Series shall be payable in lawful money of the United States of America.

SECTION 2.    At such time or times that all or a portion of the principal amount of the 2031 Notes shall be prepaid or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 2031 Notes so prepaid or paid, and the principal amount of the Bonds of the Fourth Series shall be deemed reduced by such specified principal amount of the 2031 Notes so prepaid or paid for all purposes of the Indenture.

SECTION 3.    The Bonds of the Fourth Series is not transferable except as may be required to effect a transfer to any successor registered holder of the 2031 Notes pursuant to the 2021 NPA.

SECTION 4.    (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bonds of the Fourth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 2031 Notes then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b)    The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bonds of the Fourth Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from any registered holder or holders of the 2031 Notes stating that the payments of the principal of and premium, if any, or interest on the 2031 Notes specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

(c)    In the event the Company elects to or is required to prepay the 2031 Notes, in whole or in part, in accordance with the provisions of the 2021 NPA, the Company’s obligations with respect to a principal amount of the Bonds of the Fourth Series equal to the principal amount of such 2031 Notes being prepaid will, upon prepayment of such 2031 Notes, together with any Make-Whole Amount due in connection with such payment or prepayment, be satisfied and discharged, and the registered holder thereof shall, upon request of the Company, deliver the Bonds of the Fourth Series to the Company for further delivery to the Trustee for cancellation, and the Company shall, in the event of a partial payment or prepayment, issue to the holder of the Bonds of the Fourth Series equal to the principal amount of the 2031 Notes that remain outstanding and registered in the name of such holder following the payment or prepayment.

SECTION 5.    The form of the Bonds of the Fourth Series is set forth in Exhibit D hereto and is hereby incorporated herein and made a part hereof.

ARTICLE VI.

3.01% FIRST MORTGAGE BONDS, COLLATERAL SERIES DUE 2033

SECTION 1.    (a) There is hereby created a fifth series of Mortgage Bonds issued under and secured by the Indenture, to be designated as “3.01% First Mortgage Bonds, Collateral Series Due 2033” of the Company (the “Bonds of the Fifth Series”). The Bonds of the Fifth Series shall be fully registered in the name of and delivered to registered holders of the 2033 B Notes as security for any and all obligations of the Company under the 2033 B Notes, including, but not limited to, (i) the full and prompt payment of the principal of and premium (which shall be inclusive of (for purposes of this Article VI, and as defined in, the 2021 NPA) any Make-Whole Amount), if any, on the 2033 B Notes when and as the same shall become due and payable in accordance with the terms and provisions of the 2021 NPA or the 2033 B Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon prepayment, and (ii) the full and prompt payment of any interest on the 2033 B Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the 2021 NPA or the 2033 B Notes.

(b)    The Bonds of the Fifth Series shall be initially issued in the principal amount of $75,000,000 but the principal amount of the Bonds of the Fifth Series actually outstanding as of any particular time shall be equal to the principal amount of the 2033 B Notes that at such particular time are outstanding under the 2021 NPA.

(c)    The Bonds of the Fifth Series shall be dated March 4, 2022. The Bonds of the Fifth Series shall mature on the same date or dates as the 2033 B Notes, subject to prior prepayment.

(d)    Interest will accrue on the unpaid portion of the principal of the Bonds of the Fifth Series from its issue date until the entire principal amount of the Bonds of the Fifth Series is paid. The Bonds of the Fifth Series shall bear interest at the rate or rates per annum borne by the 2033 B Notes and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 2033 B Notes.

(e)    The payment or payments of the principal of and premium, if any, on the Bonds of the Fifth Series shall be equal to the principal of and premium, if any, on the 2033 B Notes which is due and payable under the 2021 NPA and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 2033 B Notes.

(f)    The Bonds of the Fifth Series shall be subject to (i) prepayment at the same times and in the same amounts as the 2033 B Notes and (ii) mandatory redemption upon an acceleration of the maturity of all Notes (as defined in the 2021 NPA) then outstanding following an Event of Default (as defined in the 2021 NPA) (such redemption to be rescinded upon any rescission of such acceleration).

(g)    The principal amount of and interest on the Bonds of the Fifth Series shall be payable in lawful money of the United States of America.

SECTION 2.    At such time or times that all or a portion of the principal amount of the 2033 B Notes shall be prepaid or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 2033 B Notes so prepaid or paid, and the principal amount of the Bonds of the Fifth Series shall be deemed reduced by such specified principal amount of the 2033 B Notes so prepaid or paid for all purposes of the Indenture.

SECTION 3.    The Bonds of the Fifth Series is not transferable except as may be required to effect a transfer to any successor registered holder of the 2033 B Notes pursuant to the 2021 NPA.

SECTION 4.    (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bonds of the Fifth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 2033 B Notes then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b)    The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bonds of the Fifth Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from any registered holder or holders of the 2033 B Notes stating that the payments of the principal of and premium, if any, or interest on the 2033 B Notes specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

(c)    In the event the Company elects to or is required to prepay the 2033 B Notes, in whole or in part, in accordance with the provisions of the 2021 NPA, the Company’s obligations with respect to a principal amount of the Bonds of the Fifth Series equal to the principal amount of such 2033 B Notes being prepaid will, upon prepayment of such 2033 B Notes, together with any Make-Whole Amount due in connection with such payment or prepayment, be satisfied and discharged, and the registered holder thereof shall, upon request of the Company, deliver the Bonds of the Fifth Series to the Company for further delivery to the Trustee for cancellation, and the Company shall, in the event of a partial payment or prepayment, issue to the holder of the Bonds of the Fifth Series equal to the principal amount of the 2033 B Notes that remain outstanding and registered in the name of such holder following the payment or prepayment.

SECTION 5.    The form of the Bonds of the Fifth Series is set forth in Exhibit E hereto and is hereby incorporated herein and made a part hereof.

ARTICLE VII.

3.21% FIRST MORTGAGE BONDS, COLLATERAL SERIES DUE 2036

SECTION 1.    (a) There is hereby created a sixth series of Mortgage Bonds issued under and secured by the Indenture, to be designated as “3.21% First Mortgage Bonds, Collateral Series Due 2036” of the Company (the “Bonds of the Sixth Series”). The Bonds of the Sixth Series shall be fully registered in the name of and delivered to registered holders of the 2036 Notes as security for any and all obligations of the Company under the 2036 Notes, including, but not limited to, (i) the full and prompt payment of the principal of and premium (which shall be inclusive of (for purposes of this Article VII, and as defined in, the 2021 NPA) any Make-Whole Amount), if any, on the 2036 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the 2021 NPA or the 2036 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon prepayment, and (ii) the full and prompt payment of any interest on the 2036 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the 2021 NPA or the 2036 Notes.

(b)    The Bonds of the Sixth Series shall be initially issued in the principal amount of $75,000,000 but the principal amount of the Bonds of the Sixth Series actually outstanding as of any particular time shall be equal to the principal amount of the 2036 Notes that at such particular time are outstanding under the 2021 NPA.

(c)    The Bonds of the Sixth Series shall be dated March 4, 2022. The Bonds of the Sixth Series shall mature on the same date or dates as the 2036 Notes, subject to prior prepayment.

(d)    Interest will accrue on the unpaid portion of the principal of the Bonds of the Sixth Series from its issue date until the entire principal amount of the Bonds of the Sixth Series is paid. The Bonds of the Sixth Series shall bear interest at the rate or rates per annum borne by the 2036 Notes and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 2036 Notes.

(e)    The payment or payments of the principal of and premium, if any, on the Bonds of the Sixth Series shall be equal to the principal of and premium, if any, on the 2036 Notes which is due and payable under the 2021 NPA and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 2036 Notes.

(f)    The Bonds of the Sixth Series shall be subject to (i) prepayment at the same times and in the same amounts as the 2036 Notes and (ii) mandatory redemption upon an acceleration of the maturity of all Notes (as defined in the 2021 NPA) then outstanding following an Event of Default (as defined in the 2021 NPA) (such redemption to be rescinded upon any rescission of such acceleration).

(g)    The principal amount of and interest on the Bonds of the Sixth Series shall be payable in lawful money of the United States of America.

SECTION 2.    At such time or times that all or a portion of the principal amount of the 2036 Notes shall be prepaid or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 2036 Notes so prepaid or paid, and the principal amount of the Bonds of the Sixth Series shall be deemed reduced by such specified principal amount of the 2036 Notes so prepaid or paid for all purposes of the Indenture.

SECTION 3.    The Bonds of the Sixth Series is not transferable except as may be required to effect a transfer to any successor registered holder of the 2036 Notes pursuant to the 2021 NPA.

SECTION 4.    (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bonds of the Sixth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 2036 Notes then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b)    The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bonds of the Sixth Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from any registered holder or holders of the 2036 Notes stating that the payments of the principal of and premium, if any, or interest on the 2036 Notes specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

(c)    In the event the Company elects to or is required to prepay the 2036 Notes, in whole or in part, in accordance with the provisions of the 2021 NPA, the Company’s obligations with respect to a principal amount of the Bonds of the Sixth Series equal to the principal amount of such 2036 Notes being prepaid will, upon prepayment of such 2036 Notes, together with any Make-Whole Amount due in connection with such payment or prepayment, be satisfied and discharged, and the registered holder thereof shall, upon request of the Company, deliver the Bonds of the Sixth Series to the Company for further delivery to the Trustee for cancellation, and the Company shall, in the event of a partial payment or prepayment, issue to the holder of the Bonds of the Sixth Series equal to the principal amount of the 2036 Notes that remain outstanding and registered in the name of such holder following the payment or prepayment.

SECTION 5.    The form of the Bonds of the Sixth Series is set forth in Exhibit F hereto and is hereby incorporated herein and made a part hereof.

ARTICLE VIII.

ISSUE OF COLLATERALIZING MORTGAGE BOND

SECTION 1.    Each series of the Collateralizing Mortgage Bonds may be executed, authenticated and delivered as permitted by the provisions of Article III, IV, V or VI of the Indenture.

ARTICLE IX.

THE TRUSTEE.

SECTION 1.    The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company, or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture other than as set forth in the Indenture; and this Supplemental Indenture is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Indenture, as fully to all intents as if the same were herein set forth at length.

ARTICLE X.

MISCELLANEOUS PROVISIONS

SECTION 1.    Except insofar as herein otherwise expressly provided, all the provisions, definitions, terms and conditions of the Indenture, as amended, shall be deemed to be incorporated in, and made a part of, this Supplemental Indenture; and the Indenture as supplemented and amended by this Supplemental Indenture is in all respects ratified and confirmed; and the Indenture, as amended, and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

SECTION 2.    Nothing in this Supplemental Indenture is intended, or shall be construed to give to any person or corporation, other than the parties hereto and the holders of the Collateralizing Mortgage Bonds issued and to be issued under and in respect of this Supplemental Indenture, or under any covenant, condition or provision herein contained, all the covenants, conditions and provisions of this Supplemental Indenture being intended to be, and being, for the sole and exclusive benefit of the parties hereto and of the holders of the Collateralizing Mortgage Bonds issued and to be issued under the Indenture and secured thereby.

SECTION 3.    All covenants, stipulations and agreements in this Supplemental Indenture contained by or on behalf of the Company shall bind and (subject to the provisions of the Indenture, as amended) inure to the benefit of its successors and assigns, whether so expressed or not.

SECTION 4.    The headings of the several Articles of this Supplemental Indenture are inserted for convenience of reference, and shall not be deemed to be any part hereof.

SECTION 5.    This Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall together constitute but one and the same instrument.

SECTION 6.    In case any provision in this Supplemental Indenture or the Collateralizing Mortgage Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 7.    If any provision in this Supplemental Indenture limits, qualifies or conflicts with another provision hereof that is required to be included herein by any provisions of the Trust Indenture Act, such required provision shall control.

IN WITNESS WHEREOF, EVERGY MISSOURI WEST, INC. has caused this Supplemental Indenture to be executed by its Chair of the Board, President or one of its Vice Presidents and its corporate seal to be hereunto affixed, duly attested by its Secretary or one of its Assistant Secretaries, and UMB BANK, N.A., as Trustee as aforesaid, has caused the same to be executed by one of its Vice Presidents, as of the day and year first above written.

EVERGY MISSOURI WEST, INC.

By	/s/ Lori A. Wright
Name:	Lori A. Wright
Title:	Vice President – Investor Relations and Treasurer

[Seal]

Attest:

/s/ Heather A. Humphrey
Name:	Heather A. Humphrey
Title:	Senior Vice President, General Counsel and Corporate Secretary

UMB BANK, N.A., AS TRUSTEE

By	/s/ Anthony Hawkins
Name:	Anthony Hawkins
Title:	Vice President

[Signature Page to First Supplemental Indenture]

STATE OF MISSOURI          )

                                                 ) ss

COUNTY OF JACKSON      )

On this 25th day of February, 2022, before me Lori A. Wright, to me personally known, who, being by me duly sworn (or affirmed) did say that she is the president (or other officer or agent of the corporation or association), of Evergy Missouri West, Inc., a Delaware corporation, and that the seal affixed to foregoing instrument is the corporate seal of said corporation (or association), and that said instrument was signed and sealed on behalf of said corporation (or association) by authority of its board of directors (or trustees), and said Vice President – Investor Relations and Treasurer acknowledged said instrument to be the free act and deed of said corporation (or association).

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid the day and year first above written.

/s/ Nicole A. Wehry
Nicole A. Wehry Notary Public State of Missouri Jackson County Commission #: 14391200

My commission expires: Feb. 4, 2023

STATE OF MISSOURI         )

                                                 ) ss

COUNTY OF JACKSON      )

On this 25th day of February, 2022, before me appeared Anthony Hawkins, to me personally known, who, being by me duly sworn (or affirmed) did say that he is the president (or other officer or agent of the corporation or association), of UMB Bank, N.A., a national banking association, and that said instrument was signed on behalf of said corporation (or association) by authority of its board of directors (or trustees), and said Anthony Hawkins acknowledged said instrument to be the free act and deed of said corporation (or association), and that said corporation (or association) has no corporate seal.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid the day and year first above written.

/s/ Casidey L. Clements
Casidey L. Clements Notary Public State of Missouri Clay County Commission #: 21096692

My commission expires: Jan. 28, 2025

EXHIBIT A

(FORM OF BONDS OF THE FIRST SERIES)

THIS BOND OF THE FIRST SERIES IS NOT TRANSFERABLE EXCEPT TO EFFECT A TRANSFER TO ANY SUCCESSOR REGISTERED HOLDER OF THE 2025 NOTES (AS DEFINED BELOW) PURSUANT TO THE 2013 NPA (AS DEFINED BELOW), SUBJECT TO UNITED STATES SECURITIES LAWS.

EVERGY MISSOURI WEST, INC.

3.49% FIRST MORTGAGE BONDS, COLLATERAL SERIES DUE 2025

$[        ],000,000

Bond Number R-[    ]

Evergy Missouri West, Inc., a Delaware corporation (“Company”), for value received, hereby promises to pay to [                    ], or registered assigns, the sum of [                    ] ($[        ],000,000) and to pay interest thereon from the date hereof at the rate of 3.49% per annum, payable semi-annually on the 15th day of February and August, commencing August 15, 2022, until the Company’s obligation with respect to the payment of such principal sum shall be discharged as provided in the Indenture (as defined below); provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the First Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 3.49% Senior Note, Series A due August 15, 2025 (the “2025 Notes”) issued pursuant to the Note Purchase Agreement, dated August 16, 2013 among the Company and the purchasers named therein (the “NPA”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the First Series is one, of the series hereinafter specified, of the bonds of the Company (the “Bonds”) known as its “Mortgage Bonds,” issued and to be issued in one or more series under and secured by a First Mortgage Indenture and Deed of Trust dated as of March 1, 2022 (the “Indenture”), duly executed by the Company to UMB Bank, N.A., as Trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the Bonds are, and are to be, issued and secured, and the rights of the owners of the Bonds and of the Trustee in respect of such security, and the prior liens to which the security for the Bonds is junior. Capitalized terms used in this Bond of the First Series have the respective meanings set forth in the Indenture. As provided in the Indenture, the Bonds may be various principal sums, are issuable in series, may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this Bond of the First Series is entitled “3.49% First Mortgage Bonds, Collateral Series due 2025,” and created by a First Supplemental Indenture dated as of March 1, 2022, as provided for in the Indenture.

This Bond of the First Series shall be delivered to the registered holder of the 2025 Note R-[    ] as security for any and all obligations of the Company under the 2025 Notes, including, but not limited to, (i) the full and prompt payment of the principal of and premium (which shall be inclusive of (for purposes of the Bonds of the First Series, and as defined in, the NPA) any Make-Whole Amount), if any, on the 2025 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the NPA or the 2025 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon prepayment and (ii) the full and prompt payment of any interest on the 2025 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the NPA or the 2025 Notes.

With the consent of the holders of more than 50% in aggregate principal amount of the Outstanding Bonds, the Company and the Trustee may from time to time and at any time, enter into a Supplemental Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any provision of the Indenture or of any Supplemental Indenture or of modifying in any manner the rights of the holders of the Bonds and any coupons; provided, however, that (i) no such Supplemental Indenture shall, without the consent of the holder of each Outstanding Bond affected thereby (A) extend the fixed maturity of any Bonds, change any terms of any sinking fund or analogous fund or conversion rights with respect to any Bonds, or reduce the rate or rates or extend the time of payment of interest thereon, or reduce the principal amount thereof, or, subject to certain exceptions, limit the right of a holder of Bonds to institute suit for the enforcement of payment of principal of or any premium or interest on such Bonds in accordance with the terms of said Bonds, or (B) reduce the aforesaid percentage of Bonds, the holders of which are required to consent to any such Supplemental Indenture, or (C) permit the creation by the Company of any Prior Lien, and (ii) no such action which would affect the rights of the holders of the Bonds of only one series may be taken unless approved by the holders of more than 60% in aggregate principal amount of the Outstanding Bonds of such series affected, but if any such action would affect the Bonds of two or more series, the approval of such action on behalf of the holders of Bonds of such two or more series may be effected by holders of more than 60% in aggregate principal amount of the Outstanding Bonds of such two or more series, which need not include 60% in principal amount of Outstanding Bonds of each of such series; provided, however, that, in no event shall such action be effective unless approved by holders of more than 50% in aggregate principal amount of all the then Outstanding Bonds of all such series.

In the event that all 2025 Notes are no longer outstanding under the NPA, then all liability of the Company to the registered holder of this Bond of the First Series for the payment of the principal hereof and premium, if any, or interest hereon shall forthwith cease, and be completely discharged and the right of such registered holder of this Bond of the First Series for the payment of the principal hereof and premium, if any, or interest hereon shall forthwith cease and be completely discharged and such registered holder shall no longer be entitled to any lien or benefit of the Indenture.

In case an event of Default shall occur, the principal of this Bond of the First Series may become or be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

2

This Bond of the First Series is transferable by the registered holder hereof in person or by an attorney duly authorized in writing, but only as may be required to effect a transfer to any successor to a registered holder of the 2025 Notes, at the designated corporate trust office of the Trustee in Kansas City, Missouri (or at the designated corporate trust office of any successor in trust), upon surrender and cancellation of this Bond of the First Series, and upon any such transfer a new registered Bonds of the First Series without coupons of the same series for the same principal amount will be issued to the transferee in exchange herefor.

The Company and the Trustee may deem and treat the person in whose name this Bond of the First Series is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or any premium or interest on this Bond of the First Series, or for any claim based hereon or otherwise in respect hereof or of the Indenture or any Supplemental Indenture, against any incorporator, stockholder, director or officer, past, present or future, of the Company or of any predecessor corporation, as such, either directly or through the Company or of any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by every owner hereof by the acceptance of this Bond of the First Series and as part of the consideration for the issue hereof, and being likewise waived and released by the terms of the Indenture.

This Bond of the First Series shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been executed by the Trustee or its successor in trust under said Indenture.

IN WITNESS WHEREOF, EVERGY MISSOURI WEST, INC. has caused this Bond of the First Series to be executed in its name by the manual or facsimile signature of its Chair of the Board, Chief Executive Officer, President or a Vice President, and its corporate seal, if required, may be impressed or imprinted hereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

EVERGY MISSOURI WEST, INC.

By
Authorized Signature

Attest:

Secretary or Assistant Secretary

3

The form of Trustee’s certificate to appear on the Bonds of the First Series shall be substantially as follows:

(FORM OF TRUSTEE’S CERTIFICATE)

This Bond of the First Series is the Bonds of the series designated therein, described in the within-mentioned Indenture and First Supplemental Indenture.

UMB BANK, N.A., as Trustee

By
Authorized Signatory

Dated:

4

EXHIBIT B

(FORM OF BONDS OF THE SECOND SERIES)

THIS BOND OF THE SECOND SERIES IS NOT TRANSFERABLE EXCEPT TO EFFECT A TRANSFER TO ANY SUCCESSOR REGISTERED HOLDER OF THE 2033 A NOTES (AS DEFINED BELOW) PURSUANT TO THE 2013 NPA (AS DEFINED BELOW), SUBJECT TO UNITED STATES SECURITIES LAWS.

EVERGY MISSOURI WEST, INC.

4.06% FIRST MORTGAGE BONDS, COLLATERAL SERIES DUE 2033

$[        ],000,000

Bond Number R-[    ]

Evergy Missouri West, Inc., a Delaware corporation (“Company”), for value received, hereby promises to pay to [                    ], or registered assigns, the sum of [                ] ($[        ],000,000) and to pay interest thereon from the date hereof at the rate of 4.06% per annum, payable semi-annually on the 15th day of February and August, commencing August 15, 2022, until the Company’s obligation with respect to the payment of such principal sum shall be discharged as provided in the Indenture (as defined below); provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Second Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 4.06% Senior Note, Series B due August 15, 2033 (the “2033 A Notes”) issued pursuant to the Note Purchase Agreement, dated August 16, 2013 among the Company and the purchasers named therein (the “NPA”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Second Series is one, of the series hereinafter specified, of the bonds of the Company (the “Bonds”) known as its “Mortgage Bonds,” issued and to be issued in one or more series under and secured by a First Mortgage Indenture and Deed of Trust dated as of March 1, 2022 (the “Indenture”), duly executed by the Company to UMB Bank, N.A., as Trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the Bonds are, and are to be, issued and secured, and the rights of the owners of the Bonds and of the Trustee in respect of such security, and the prior liens to which the security for the Bonds is junior. Capitalized terms used in this Bond of the Second Series have the respective meanings set forth in the Indenture. As provided in the Indenture, the Bonds may be various principal sums, are issuable in series, may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this Bond of the Second Series is entitled “4.06% First Mortgage Bonds, Collateral Series due 2033,” and created by a First Supplemental Indenture dated as of March 1, 2022, as provided for in the Indenture.

This Bond of the Second Series shall be delivered to the registered holder of the 2033 A Note R-[    ] as security for any and all obligations of the Company under the 2033 A Notes, including, but not limited to, (i) the full and prompt payment of the principal of and premium (which shall be inclusive of (for purposes of the Bonds of the Second Series, and as defined in, the NPA) any Make-Whole Amount), if any, on the 2033 A Notes when and as the same shall become due and payable in accordance with the terms and provisions of the NPA or the 2033 A Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon prepayment and (ii) the full and prompt payment of any interest on the 2033 A Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the NPA or the 2033 A Notes.

With the consent of the holders of more than 50% in aggregate principal amount of the Outstanding Bonds, the Company and the Trustee may from time to time and at any time, enter into a Supplemental Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any provision of the Indenture or of any Supplemental Indenture or of modifying in any manner the rights of the holders of the Bonds and any coupons; provided, however, that (i) no such Supplemental Indenture shall, without the consent of the holder of each Outstanding Bond affected thereby (A) extend the fixed maturity of any Bonds, change any terms of any sinking fund or analogous fund or conversion rights with respect to any Bonds, or reduce the rate or rates or extend the time of payment of interest thereon, or reduce the principal amount thereof, or, subject to certain exceptions, limit the right of a holder of Bonds to institute suit for the enforcement of payment of principal of or any premium or interest on such Bonds in accordance with the terms of said Bonds, or (B) reduce the aforesaid percentage of Bonds, the holders of which are required to consent to any such Supplemental Indenture, or (C) permit the creation by the Company of any Prior Lien, and (ii) no such action which would affect the rights of the holders of the Bonds of only one series may be taken unless approved by the holders of more than 60% in aggregate principal amount of the Outstanding Bonds of such series affected, but if any such action would affect the Bonds of two or more series, the approval of such action on behalf of the holders of Bonds of such two or more series may be effected by holders of more than 60% in aggregate principal amount of the Outstanding Bonds of such two or more series, which need not include 60% in principal amount of Outstanding Bonds of each of such series; provided, however, that, in no event shall such action be effective unless approved by holders of more than 50% in aggregate principal amount of all the then Outstanding Bonds of all such series.

In the event that all 2033 A Notes are no longer outstanding under the NPA, then all liability of the Company to the registered holder of this Bond of the Second Series for the payment of the principal hereof and premium, if any, or interest hereon shall forthwith cease, and be completely discharged and the right of such registered holder of this Bond of the Second Series for the payment of the principal hereof and premium, if any, or interest hereon shall forthwith cease and be completely discharged and such registered holder shall no longer be entitled to any lien or benefit of the Indenture.

In case an event of Default shall occur, the principal of this Bond of the Second Series may become or be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

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This Bond of the Second Series is transferable by the registered holder hereof in person or by an attorney duly authorized in writing, but only as may be required to effect a transfer to any successor to a registered holder of the 2033 A Notes, at the designated corporate trust office of the Trustee in Kansas City, Missouri (or at the designated corporate trust office of any successor in trust), upon surrender and cancellation of this Bond of the Second Series, and upon any such transfer a new registered Bonds of the Second Series without coupons of the same series for the same principal amount will be issued to the transferee in exchange herefor.

The Company and the Trustee may deem and treat the person in whose name this Bond of the Second Series is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or any premium or interest on this Bond of the Second Series, or for any claim based hereon or otherwise in respect hereof or of the Indenture or any Supplemental Indenture, against any incorporator, stockholder, director or officer, past, present or future, of the Company or of any predecessor corporation, as such, either directly or through the Company or of any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by every owner hereof by the acceptance of this Bond of the Second Series and as part of the consideration for the issue hereof, and being likewise waived and released by the terms of the Indenture.

This Bond of the Second Series shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been executed by the Trustee or its successor in trust under said Indenture.

IN WITNESS WHEREOF, EVERGY MISSOURI WEST, INC. has caused this Bond of the Second Series to be executed in its name by the manual or facsimile signature of its Chair of the Board, Chief Executive Officer, President or a Vice President, and its corporate seal, if required, may be impressed or imprinted hereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

EVERGY MISSOURI WEST, INC.

By
Authorized Signature

Attest:

Secretary or Assistant Secretary

3

The form of Trustee’s certificate to appear on the Bonds of the Second Series shall be substantially as follows:

(FORM OF TRUSTEE’S CERTIFICATE)

This Bond of the Second Series is the Bonds of the series designated therein, described in the within-mentioned Indenture and First Supplemental Indenture.

UMB BANK, N.A., as Trustee

By
Authorized Signatory

Dated:

4

EXHIBIT C

(FORM OF BONDS OF THE THIRD SERIES)

THIS BOND OF THE THIRD SERIES IS NOT TRANSFERABLE EXCEPT TO EFFECT A TRANSFER TO ANY SUCCESSOR REGISTERED HOLDER OF THE 2043 NOTES (AS DEFINED BELOW) PURSUANT TO THE 2013 NPA (AS DEFINED BELOW), SUBJECT TO UNITED STATES SECURITIES LAWS.

EVERGY MISSOURI WEST, INC.

4.74% FIRST MORTGAGE BONDS, COLLATERAL SERIES DUE 2043

$[        ],000,000

Bond Number R-[    ]

Evergy Missouri West, Inc., a Delaware corporation (“Company”), for value received, hereby promises to pay to [                    ], or registered assigns, the sum of [                    ] ($[        ],000,000) and to pay interest thereon from the date hereof at the rate of 4.74% per annum, payable semi-annually on the 15th day of February and August, commencing August 15, 2022, until the Company’s obligation with respect to the payment of such principal sum shall be discharged as provided in the Indenture (as defined below); provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Third Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 4.74% Senior Note, Series C due August 15, 2043 (the “2043 Notes”) issued pursuant to the Note Purchase Agreement, dated August 16, 2013 among the Company and the purchasers named therein (the “NPA”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Third Series is one, of the series hereinafter specified, of the bonds of the Company (the “Bonds”) known as its “Mortgage Bonds,” issued and to be issued in one or more series under and secured by a First Mortgage Indenture and Deed of Trust dated as of March 1, 2022 (the “Indenture”), duly executed by the Company to UMB Bank, N.A., as Trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the Bonds are, and are to be, issued and secured, and the rights of the owners of the Bonds and of the Trustee in respect of such security, and the prior liens to which the security for the Bonds is junior. Capitalized terms used in this Bond of the Third Series have the respective meanings set forth in the Indenture. As provided in the Indenture, the Bonds may be various principal sums, are issuable in series, may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this Bond of the Third Series is entitled “4.74% First Mortgage Bonds, Collateral Series due 2043,” and created by a First Supplemental Indenture dated as of March 1, 2022, as provided for in the Indenture.

This Bond of the Third Series shall be delivered to the registered holder of the 2043 Note R-[    ] as security for any and all obligations of the Company under the 2043 Notes, including, but not limited to, (i) the full and prompt payment of the principal of and premium (which shall be inclusive of (for purposes of the Bonds of the Third Series, and as defined in, the NPA) any Make-Whole Amount), if any, on the 2043 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the NPA or the 2043 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon prepayment and (ii) the full and prompt payment of any interest on the 2043 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the NPA or the 2043 Notes.

With the consent of the holders of more than 50% in aggregate principal amount of the Outstanding Bonds, the Company and the Trustee may from time to time and at any time, enter into a Supplemental Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any provision of the Indenture or of any Supplemental Indenture or of modifying in any manner the rights of the holders of the Bonds and any coupons; provided, however, that (i) no such Supplemental Indenture shall, without the consent of the holder of each Outstanding Bond affected thereby (A) extend the fixed maturity of any Bonds, change any terms of any sinking fund or analogous fund or conversion rights with respect to any Bonds, or reduce the rate or rates or extend the time of payment of interest thereon, or reduce the principal amount thereof, or, subject to certain exceptions, limit the right of a holder of Bonds to institute suit for the enforcement of payment of principal of or any premium or interest on such Bonds in accordance with the terms of said Bonds, or (B) reduce the aforesaid percentage of Bonds, the holders of which are required to consent to any such Supplemental Indenture, or (C) permit the creation by the Company of any Prior Lien, and (ii) no such action which would affect the rights of the holders of the Bonds of only one series may be taken unless approved by the holders of more than 60% in aggregate principal amount of the Outstanding Bonds of such series affected, but if any such action would affect the Bonds of two or more series, the approval of such action on behalf of the holders of Bonds of such two or more series may be effected by holders of more than 60% in aggregate principal amount of the Outstanding Bonds of such two or more series, which need not include 60% in principal amount of Outstanding Bonds of each of such series; provided, however, that, in no event shall such action be effective unless approved by holders of more than 50% in aggregate principal amount of all the then Outstanding Bonds of all such series.

In the event that all 2043 Notes are no longer outstanding under the NPA, then all liability of the Company to the registered holder of this Bond of the Third Series for the payment of the principal hereof and premium, if any, or interest hereon shall forthwith cease, and be completely discharged and the right of such registered holder of this Bond of the Third Series for the payment of the principal hereof and premium, if any, or interest hereon shall forthwith cease and be completely discharged and such registered holder shall no longer be entitled to any lien or benefit of the Indenture.

In case an event of Default shall occur, the principal of this Bond of the Third Series may become or be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

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This Bond of the Third Series is transferable by the registered holder hereof in person or by an attorney duly authorized in writing, but only as may be required to effect a transfer to any successor to a registered holder of the 2043 Notes, at the designated corporate trust office of the Trustee in Kansas City, Missouri (or at the designated corporate trust office of any successor in trust), upon surrender and cancellation of this Bond of the Third Series, and upon any such transfer a new registered Bonds of the Third Series without coupons of the same series for the same principal amount will be issued to the transferee in exchange herefor.

The Company and the Trustee may deem and treat the person in whose name this Bond of the Third Series is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or any premium or interest on this Bond of the Third Series, or for any claim based hereon or otherwise in respect hereof or of the Indenture or any Supplemental Indenture, against any incorporator, stockholder, director or officer, past, present or future, of the Company or of any predecessor corporation, as such, either directly or through the Company or of any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by every owner hereof by the acceptance of this Bond of the Third Series and as part of the consideration for the issue hereof, and being likewise waived and released by the terms of the Indenture.

This Bond of the Third Series shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been executed by the Trustee or its successor in trust under said Indenture.

IN WITNESS WHEREOF, EVERGY MISSOURI WEST, INC. has caused this Bond of the Third Series to be executed in its name by the manual or facsimile signature of its Chair of the Board, Chief Executive Officer, President or a Vice President, and its corporate seal, if required, may be impressed or imprinted hereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

EVERGY MISSOURI WEST, INC.

By
Authorized Signature

Attest:

Secretary or Assistant Secretary

3

The form of Trustee’s certificate to appear on the Bonds of the Third Series shall be substantially as follows:

(FORM OF TRUSTEE’S CERTIFICATE)

This Bond of the Third Series is the Bonds of the series designated therein, described in the within-mentioned Indenture and First Supplemental Indenture.

UMB BANK, N.A., as Trustee

By
Authorized Signatory

Dated:

4

EXHIBIT D

(FORM OF BONDS OF THE FOURTH SERIES)

THIS BOND OF THE FOURTH SERIES IS NOT TRANSFERABLE EXCEPT TO EFFECT A TRANSFER TO ANY SUCCESSOR REGISTERED HOLDER OF THE 2031 NOTES (AS DEFINED BELOW) PURSUANT TO THE 2021 NPA (AS DEFINED BELOW), SUBJECT TO UNITED STATES SECURITIES LAWS.

EVERGY MISSOURI WEST, INC.

2.86% FIRST MORTGAGE BONDS, COLLATERAL SERIES DUE 2031

$[        ],000,000

Bond Number R-[    ]

Evergy Missouri West, Inc., a Delaware corporation (“Company”), for value received, hereby promises to pay to [                    ], or registered assigns, the sum of [                    ] ($[        ],000,000) and to pay interest thereon from the date hereof at the rate of 2.86% per annum, payable semi-annually on the 20th day of April and October, commencing April 20, 2022, until the Company’s obligation with respect to the payment of such principal sum shall be discharged as provided in the Indenture (as defined below); provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Fourth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 2.86% Series A Senior Notes Due April 20, 2031 (the “2031 Notes”) issued pursuant to the Note Purchase Agreement, dated April 20, 2021 among the Company and the purchasers named therein (the “NPA”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Fourth Series is one, of the series hereinafter specified, of the bonds of the Company (the “Bonds”) known as its “Mortgage Bonds,” issued and to be issued in one or more series under and secured by a First Mortgage Indenture and Deed of Trust dated as of March 1, 2022 (the “Indenture”), duly executed by the Company to UMB Bank, N.A., as Trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the Bonds are, and are to be, issued and secured, and the rights of the owners of the Bonds and of the Trustee in respect of such security, and the prior liens to which the security for the Bonds is junior. Capitalized terms used in this Bond of the Fourth Series have the respective meanings set forth in the Indenture. As provided in the Indenture, the Bonds may be various principal sums, are issuable in series, may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this Bond of the Fourth Series is entitled “2.86% First Mortgage Bonds, Collateral Series due 2031,” and created by a First Supplemental Indenture dated as of March 1, 2022, as provided for in the Indenture.

This Bond of the Fourth Series shall be delivered to the registered holder of the 2031 Note R-[    ] as security for any and all obligations of the Company under the 2031 Notes,

1

including, but not limited to, (i) the full and prompt payment of the principal of and premium (which shall be inclusive of (for purposes of the Bonds of the Fourth Series, and as defined in, the NPA) any Make-Whole Amount), if any, on the 2031 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the NPA or the 2031 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon prepayment and (ii) the full and prompt payment of any interest on the 2031 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the NPA or the 2031 Notes.

With the consent of the holders of more than 50% in aggregate principal amount of the Outstanding Bonds, the Company and the Trustee may from time to time and at any time, enter into a Supplemental Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any provision of the Indenture or of any Supplemental Indenture or of modifying in any manner the rights of the holders of the Bonds and any coupons; provided, however, that (i) no such Supplemental Indenture shall, without the consent of the holder of each Outstanding Bond affected thereby (A) extend the fixed maturity of any Bonds, change any terms of any sinking fund or analogous fund or conversion rights with respect to any Bonds, or reduce the rate or rates or extend the time of payment of interest thereon, or reduce the principal amount thereof, or, subject to certain exceptions, limit the right of a holder of Bonds to institute suit for the enforcement of payment of principal of or any premium or interest on such Bonds in accordance with the terms of said Bonds, or (B) reduce the aforesaid percentage of Bonds, the holders of which are required to consent to any such Supplemental Indenture, or (C) permit the creation by the Company of any Prior Lien, and (ii) no such action which would affect the rights of the holders of the Bonds of only one series may be taken unless approved by the holders of more than 60% in aggregate principal amount of the Outstanding Bonds of such series affected, but if any such action would affect the Bonds of two or more series, the approval of such action on behalf of the holders of Bonds of such two or more series may be effected by holders of more than 60% in aggregate principal amount of the Outstanding Bonds of such two or more series, which need not include 60% in principal amount of Outstanding Bonds of each of such series; provided, however, that, in no event shall such action be effective unless approved by holders of more than 50% in aggregate principal amount of all the then Outstanding Bonds of all such series.

In the event that all 2031 Notes are no longer outstanding under the NPA, then all liability of the Company to the registered holder of this Bond of the Fourth Series for the payment of the principal hereof and premium, if any, or interest hereon shall forthwith cease, and be completely discharged and the right of such registered holder of this Bond of the Fourth Series for the payment of the principal hereof and premium, if any, or interest hereon shall forthwith cease and be completely discharged and such registered holder shall no longer be entitled to any lien or benefit of the Indenture.

In case an event of Default shall occur, the principal of this Bond of the Fourth Series may become or be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

This Bond of the Fourth Series is transferable by the registered holder hereof in person or by an attorney duly authorized in writing, but only as may be required to effect a

2

transfer to any successor to a registered holder of the 2031 Notes, at the designated corporate trust office of the Trustee in Kansas City, Missouri (or at the designated corporate trust office of any successor in trust), upon surrender and cancellation of this Bond of the Fourth Series, and upon any such transfer a new registered Bonds of the Fourth Series without coupons of the same series for the same principal amount will be issued to the transferee in exchange herefor.

The Company and the Trustee may deem and treat the person in whose name this Bond of the Fourth Series is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or any premium or interest on this Bond of the Fourth Series, or for any claim based hereon or otherwise in respect hereof or of the Indenture or any Supplemental Indenture, against any incorporator, stockholder, director or officer, past, present or future, of the Company or of any predecessor corporation, as such, either directly or through the Company or of any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by every owner hereof by the acceptance of this Bond of the Fourth Series and as part of the consideration for the issue hereof, and being likewise waived and released by the terms of the Indenture.

This Bond of the Fourth Series shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been executed by the Trustee or its successor in trust under said Indenture.

IN WITNESS WHEREOF, EVERGY MISSOURI WEST, INC. has caused this Bond of the Fourth Series to be executed in its name by the manual or facsimile signature of its Chair of the Board, Chief Executive Officer, President or a Vice President, and its corporate seal, if required, may be impressed or imprinted hereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

EVERGY MISSOURI WEST, INC.

By
Authorized Signature

Attest:

Secretary or Assistant Secretary

3

The form of Trustee’s certificate to appear on the Bonds of the Fourth Series shall be substantially as follows:

(FORM OF TRUSTEE’S CERTIFICATE)

This Bond of the Fourth Series is the Bonds of the series designated therein, described in the within-mentioned Indenture and First Supplemental Indenture.

UMB BANK, N.A., as Trustee

By
Authorized Signatory

Dated:

4

EXHIBIT E

(FORM OF BONDS OF THE FIFTH SERIES)

THIS BOND OF THE FIFTH SERIES IS NOT TRANSFERABLE EXCEPT TO EFFECT A TRANSFER TO ANY SUCCESSOR REGISTERED HOLDER OF THE 2033 B NOTES (AS DEFINED BELOW) PURSUANT TO THE 2021 NPA (AS DEFINED BELOW), SUBJECT TO UNITED STATES SECURITIES LAWS.

EVERGY MISSOURI WEST, INC.

3.01% FIRST MORTGAGE BONDS, COLLATERAL SERIES DUE 2033

$[        ],000,000

Bond Number R-[    ]

Evergy Missouri West, Inc., a Delaware corporation (“Company”), for value received, hereby promises to pay to [                    ], or registered assigns, the sum of     [                ] ($[        ],000,000) and to pay interest thereon from the date hereof at the rate of 3.01% per annum, payable semi-annually on the 20th day of April and October, commencing April 20, 2022, until the Company’s obligation with respect to the payment of such principal sum shall be discharged as provided in the Indenture (as defined below); provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Fifth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 3.01% Series B Senior Notes Due April 20, 2033 (the “2033 B Notes”) issued pursuant to the Note Purchase Agreement, dated April 20, 2021 among the Company and the purchasers named therein (the “NPA”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Fifth Series is one, of the series hereinafter specified, of the bonds of the Company (the “Bonds”) known as its “Mortgage Bonds,” issued and to be issued in one or more series under and secured by a First Mortgage Indenture and Deed of Trust dated as of March 1, 2022 (the “Indenture”), duly executed by the Company to UMB Bank, N.A., as Trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the Bonds are, and are to be, issued and secured, and the rights of the owners of the Bonds and of the Trustee in respect of such security, and the prior liens to which the security for the Bonds is junior. Capitalized terms used in this Bond of the Fifth Series have the respective meanings set forth in the Indenture. As provided in the Indenture, the Bonds may be various principal sums, are issuable in series, may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this Bond of the Fifth Series is entitled “3.01% First Mortgage Bonds, Collateral Series due 2033,” and created by a First Supplemental Indenture dated as of March 1, 2022, as provided for in the Indenture.

This Bond of the Fifth Series shall be delivered to the registered holder of the 2033 B Note R-[    ] as security for any and all obligations of the Company under the 2033 B

1

Notes, including, but not limited to, (i) the full and prompt payment of the principal of and premium (which shall be inclusive of (for purposes of the Bonds of the Fifth Series, and as defined in, the NPA) any Make-Whole Amount), if any, on the 2033 B Notes when and as the same shall become due and payable in accordance with the terms and provisions of the NPA or the 2033 B Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon prepayment and (ii) the full and prompt payment of any interest on the 2033 B Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the NPA or the 2033 B Notes.

With the consent of the holders of more than 50% in aggregate principal amount of the Outstanding Bonds, the Company and the Trustee may from time to time and at any time, enter into a Supplemental Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any provision of the Indenture or of any Supplemental Indenture or of modifying in any manner the rights of the holders of the Bonds and any coupons; provided, however, that (i) no such Supplemental Indenture shall, without the consent of the holder of each Outstanding Bond affected thereby (A) extend the fixed maturity of any Bonds, change any terms of any sinking fund or analogous fund or conversion rights with respect to any Bonds, or reduce the rate or rates or extend the time of payment of interest thereon, or reduce the principal amount thereof, or, subject to certain exceptions, limit the right of a holder of Bonds to institute suit for the enforcement of payment of principal of or any premium or interest on such Bonds in accordance with the terms of said Bonds, or (B) reduce the aforesaid percentage of Bonds, the holders of which are required to consent to any such Supplemental Indenture, or (C) permit the creation by the Company of any Prior Lien, and (ii) no such action which would affect the rights of the holders of the Bonds of only one series may be taken unless approved by the holders of more than 60% in aggregate principal amount of the Outstanding Bonds of such series affected, but if any such action would affect the Bonds of two or more series, the approval of such action on behalf of the holders of Bonds of such two or more series may be effected by holders of more than 60% in aggregate principal amount of the Outstanding Bonds of such two or more series, which need not include 60% in principal amount of Outstanding Bonds of each of such series; provided, however, that, in no event shall such action be effective unless approved by holders of more than 50% in aggregate principal amount of all the then Outstanding Bonds of all such series.

In the event that all 2033 B Notes are no longer outstanding under the NPA, then all liability of the Company to the registered holder of this Bond of the Fifth Series for the payment of the principal hereof and premium, if any, or interest hereon shall forthwith cease, and be completely discharged and the right of such registered holder of this Bond of the Fifth Series for the payment of the principal hereof and premium, if any, or interest hereon shall forthwith cease and be completely discharged and such registered holder shall no longer be entitled to any lien or benefit of the Indenture.

In case an event of Default shall occur, the principal of this Bond of the Fifth Series may become or be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

This Bond of the Fifth Series is transferable by the registered holder hereof in person or by an attorney duly authorized in writing, but only as may be required to effect a

2

transfer to any successor to a registered holder of the 2033 B Notes, at the designated corporate trust office of the Trustee in Kansas City, Missouri (or at the designated corporate trust office of any successor in trust), upon surrender and cancellation of this Bond of the Fifth Series, and upon any such transfer a new registered Bonds of the Fifth Series without coupons of the same series for the same principal amount will be issued to the transferee in exchange herefor.

The Company and the Trustee may deem and treat the person in whose name this Bond of the Fifth Series is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or any premium or interest on this Bond of the Fifth Series, or for any claim based hereon or otherwise in respect hereof or of the Indenture or any Supplemental Indenture, against any incorporator, stockholder, director or officer, past, present or future, of the Company or of any predecessor corporation, as such, either directly or through the Company or of any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by every owner hereof by the acceptance of this Bond of the Fifth Series and as part of the consideration for the issue hereof, and being likewise waived and released by the terms of the Indenture.

This Bond of the Fifth Series shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been executed by the Trustee or its successor in trust under said Indenture.

IN WITNESS WHEREOF, EVERGY MISSOURI WEST, INC. has caused this Bond of the Fifth Series to be executed in its name by the manual or facsimile signature of its Chair of the Board, Chief Executive Officer, President or a Vice President, and its corporate seal, if required, may be impressed or imprinted hereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

EVERGY MISSOURI WEST, INC.

By
Authorized Signature

Attest:

Secretary or Assistant Secretary

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The form of Trustee’s certificate to appear on the Bonds of the Fifth Series shall be substantially as follows:

(FORM OF TRUSTEE’S CERTIFICATE)

This Bond of the Fifth Series is the Bonds of the series designated therein, described in the within-mentioned Indenture and First Supplemental Indenture.

UMB BANK, N.A., as Trustee

By
Authorized Signatory

Dated:

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EXHIBIT F

(FORM OF BONDS OF THE SIXTH SERIES)

THIS BOND OF THE SIXTH SERIES IS NOT TRANSFERABLE EXCEPT TO EFFECT A TRANSFER TO ANY SUCCESSOR REGISTERED HOLDER OF THE 2036 NOTES (AS DEFINED BELOW) PURSUANT TO THE 2021 NPA (AS DEFINED BELOW), SUBJECT TO UNITED STATES SECURITIES LAWS.

EVERGY MISSOURI WEST, INC.

3.21% FIRST MORTGAGE BONDS, COLLATERAL SERIES DUE 2036

$[        ],000,000

Bond Number R-[    ]

Evergy Missouri West, Inc., a Delaware corporation (“Company”), for value received, hereby promises to pay to [                    ], or registered assigns, the sum of [                    ] ($[        ],000,000) and to pay interest thereon from the date hereof at the rate of 3.21% per annum, payable semi-annually on the 20th day of April and October, commencing April 20, 2022, until the Company’s obligation with respect to the payment of such principal sum shall be discharged as provided in the Indenture (as defined below); provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Sixth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 3.21% Series C Senior Notes Due April 20, 2036 (the “2036 Notes”) issued pursuant to the Note Purchase Agreement, dated April 20, 2021 among the Company and the purchasers named therein (the “NPA”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Sixth Series is one, of the series hereinafter specified, of the bonds of the Company (the “Bonds”) known as its “Mortgage Bonds,” issued and to be issued in one or more series under and secured by a First Mortgage Indenture and Deed of Trust dated as of March 1, 2022 (the “Indenture”), duly executed by the Company to UMB Bank, N.A., as Trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the Bonds are, and are to be, issued and secured, and the rights of the owners of the Bonds and of the Trustee in respect of such security, and the prior liens to which the security for the Bonds is junior. Capitalized terms used in this Bond of the Sixth Series have the respective meanings set forth in the Indenture. As provided in the Indenture, the Bonds may be various principal sums, are issuable in series, may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this Bond of the Sixth Series is entitled “3.21% First Mortgage Bonds, Collateral Series due 2036,” and created by a First Supplemental Indenture dated as of March 1, 2022, as provided for in the Indenture.

This Bond of the Sixth Series shall be delivered to the registered holder of the 2036 Note R-[    ] as security for any and all obligations of the Company under the 2036 Notes,

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including, but not limited to, (i) the full and prompt payment of the principal of and premium (which shall be inclusive of (for purposes of the Bonds of the Sixth Series, and as defined in, the NPA) any Make-Whole Amount), if any, on the 2036 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the NPA or the 2036 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon prepayment and (ii) the full and prompt payment of any interest on the 2036 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the NPA or the 2036 Notes.

With the consent of the holders of more than 50% in aggregate principal amount of the Outstanding Bonds, the Company and the Trustee may from time to time and at any time, enter into a Supplemental Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any provision of the Indenture or of any Supplemental Indenture or of modifying in any manner the rights of the holders of the Bonds and any coupons; provided, however, that (i) no such Supplemental Indenture shall, without the consent of the holder of each Outstanding Bond affected thereby (A) extend the fixed maturity of any Bonds, change any terms of any sinking fund or analogous fund or conversion rights with respect to any Bonds, or reduce the rate or rates or extend the time of payment of interest thereon, or reduce the principal amount thereof, or, subject to certain exceptions, limit the right of a holder of Bonds to institute suit for the enforcement of payment of principal of or any premium or interest on such Bonds in accordance with the terms of said Bonds, or (B) reduce the aforesaid percentage of Bonds, the holders of which are required to consent to any such Supplemental Indenture, or (C) permit the creation by the Company of any Prior Lien, and (ii) no such action which would affect the rights of the holders of the Bonds of only one series may be taken unless approved by the holders of more than 60% in aggregate principal amount of the Outstanding Bonds of such series affected, but if any such action would affect the Bonds of two or more series, the approval of such action on behalf of the holders of Bonds of such two or more series may be effected by holders of more than 60% in aggregate principal amount of the Outstanding Bonds of such two or more series, which need not include 60% in principal amount of Outstanding Bonds of each of such series; provided, however, that, in no event shall such action be effective unless approved by holders of more than 50% in aggregate principal amount of all the then Outstanding Bonds of all such series.

In the event that all 2036 Notes are no longer outstanding under the NPA, then all liability of the Company to the registered holder of this Bond of the Sixth Series for the payment of the principal hereof and premium, if any, or interest hereon shall forthwith cease, and be completely discharged and the right of such registered holder of this Bond of the Sixth Series for the payment of the principal hereof and premium, if any, or interest hereon shall forthwith cease and be completely discharged and such registered holder shall no longer be entitled to any lien or benefit of the Indenture.

In case an event of Default shall occur, the principal of this Bond of the Sixth Series may become or be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

This Bond of the Sixth Series is transferable by the registered holder hereof in person or by an attorney duly authorized in writing, but only as may be required to effect a

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transfer to any successor to a registered holder of the 2036 Notes, at the designated corporate trust office of the Trustee in Kansas City, Missouri (or at the designated corporate trust office of any successor in trust), upon surrender and cancellation of this Bond of the Sixth Series, and upon any such transfer a new registered Bonds of the Sixth Series without coupons of the same series for the same principal amount will be issued to the transferee in exchange herefor.

The Company and the Trustee may deem and treat the person in whose name this Bond of the Sixth Series is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or any premium or interest on this Bond of the Sixth Series, or for any claim based hereon or otherwise in respect hereof or of the Indenture or any Supplemental Indenture, against any incorporator, stockholder, director or officer, past, present or future, of the Company or of any predecessor corporation, as such, either directly or through the Company or of any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by every owner hereof by the acceptance of this Bond of the Sixth Series and as part of the consideration for the issue hereof, and being likewise waived and released by the terms of the Indenture.

This Bond of the Sixth Series shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been executed by the Trustee or its successor in trust under said Indenture.

IN WITNESS WHEREOF, EVERGY MISSOURI WEST, INC. has caused this Bond of the Sixth Series to be executed in its name by the manual or facsimile signature of its Chair of the Board, Chief Executive Officer, President or a Vice President, and its corporate seal, if required, may be impressed or imprinted hereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

EVERGY MISSOURI WEST, INC.

By
Authorized Signature

Attest:

Secretary or Assistant Secretary

3

The form of Trustee’s certificate to appear on the Bonds of the Sixth Series shall be substantially as follows:

(FORM OF TRUSTEE’S CERTIFICATE)

This Bond of the Sixth Series is the Bonds of the series designated therein, described in the within-mentioned Indenture and First Supplemental Indenture.

UMB BANK, N.A., as Trustee

By
Authorized Signatory

Dated:

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